Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of SUIC Worldwide Holdings Ltd. (the “Registrant”) on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Han-Wei Wang, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: June 30, 2025

By: /s/ Han Wei Wang

Name: Han Wei Wang

Title: Chief Executive Officer

(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to SUIC Worldwide Holdings Ltd. and will be retained by SUIC Worldwide Holdings Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.